UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 12, 2024, Pyxis Oncology, Inc. (the “Company”), appointed Santhosh Palani, Ph.D., CFA® , to its Board of Directors (the “Board”). The Board has determined that Dr. Palani qualifies as an independent director under the corporate governance standards of The Nasdaq Stock Market and the applicable rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). There are no arrangements or understandings between Dr. Palani and any other person pursuant to which Dr. Palani is to be appointed as a director. Dr. Palani has no family relationships with any of the Company's directors or executive officers.

Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Dr. Palani that would be reportable under Item 404(a) of Regulation S-K.

Dr. Palani has not yet been appointed to any committees of the Board.

Dr. Palani will be eligible for compensation under the Company’s director compensation plan, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2023. The Board also granted Dr. Palani stock options to purchase 69,760 shares of common stock with an exercise price of $5.70 per share. These stock options vest in three equal annual installments, subject to Dr. Palani’s continued service through the applicable vesting date.

Indemnification Agreement

In connection with his appointment to the Board, Dr. Palani entered into an indemnification agreement in the same form as executed by the other members of the Board and attached to the Company's Form 10-K for the year ended December 31, 2022, filed with the SEC on March 22, 2023.

Item 7.01 Regulation FD Disclosure.

On March 13, 2024, the Company issued a press release announcing the appointment of Dr. Palani to the Board. The full text of the press release issued in connection with this announcement is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company's filings with the SEC, regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated March 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pyxis Oncology, Inc.

Date:	March 13, 2024	By:	/s/ Pamela Connealy
Pamela Connealy Chief Financial Officer and Chief Operating Officer